                                                                   EXHIBIT 10.16


                       ASSIGNMENT AND ASSUMPTION AGREEMENT

      This Assignment and Assumption Agreement ("Assignment Agreement") is made the 25th day of May, 2006, by and among the Pokagon Band of Potawatomi Indians (the "Band"), the Pokagon Gaming Authority, an unincorporated governmental component of the Pokagon Band of Potawatomi Indians (the "Authority"), Great Lakes Gaming of Michigan, LLC, a Minnesota limited liability company ("Great Lakes"), Lakes Entertainment, Inc., f/k/a Lakes Gaming, Inc., a Minnesota corporation ("Lakes"), Lakes Gaming and Resorts, LLC, a Minnesota limited liability company ("LG&R"), Pokagon Properties, LLC, a Delaware limited liability company, and Filbert Land Development, LLC, an Indiana limited liability company.

                                   WITNESSETH:

      WHEREAS, the Band and Lakes entered into a Development Agreement dated as of July 8, 1999 (the "1999 Development Agreement") and a Management Agreement dated as of July 8, 1999 (the "1999 Management Agreement"; collectively, with the 1999 Development Agreement, the "1999 Agreements"), pursuant to which the Band engaged Lakes to, among other things, assist the Band in the design, development, construction and management of a gambling casino and certain related amenities; and

      WHEREAS, pursuant to the 1999 Management Agreement, Lakes agreed to manage the Facility on the terms set out in the 1999 Management Agreement; and

      WHEREAS, Lakes assigned its rights and obligations under the 1999 Agreements to Great Lakes pursuant to an Assignment and Assumption Agreement dated as of October 16, 2000 (the October 16, 2000 Assignment and Assumption Agreement, as the same has been amended, restated, substituted or modified, the "Lakes Assignment and Assumption Agreement"), subject to the terms and conditions set out in the Lakes Assignment and Assumption Agreement; and

      WHEREAS, the 1999 Agreements were amended and restated by (i) a First Amended and Restated Development Agreement dated as of October 16, 2000 and a First Amended and Restated Management Agreement dated as of October 16, 2000;
(ii) a Second Amended and Restated Development Agreement dated as of December 22, 2004 and a Second Amended and Restated Management Agreement dated as of December 22, 2004 and (ii) a Third Amended and Restated Development Agreement dated as of January 25, 2006 (the "Third Amended and Restated Development Agreement") and a Third Amended and Restated Management Agreement dated as of January 25, 2006 (the "Third Amended and Restated Management Agreement", collectively with the Third Amended and Restated Development Agreement, and as such may be further amended, restated, substituted or modified, the "Third Amended and Restated Agreements") (the Third Amended and Restated Agreements, together with all documents and instruments set forth in SCHEDULE A attached hereto, as such may be further amended, restated, substituted or modified, are hereinafter, collectively called the "Agreements"); and

      WHEREAS, LG&R and Lakes unconditionally guaranteed the full and punctual payment and performance by Great Lakes of all covenants, obligations and representations of Great Lakes to the Band under or relating to the Agreements, pursuant to an Unlimited Guaranty dated as of October 16, 2000, as amended by a First Amendment to Unlimited Guaranty dated as of December 22, 2004 and a Second Amended and Restated Unlimited Guaranty dated as of January 25, 2006 (the "Guaranty"); and

      WHEREAS, pursuant to a certain Guaranty dated March 9, 2000 (the "Pokagon Properties Guaranty") and a certain Guaranty dated February 28, 2001 (the "Filbert Guaranty") (the Pokagon Properties Guaranty and the Filbert Guaranty are hereinafter, collectively, called the "Band Designee Guarantees"), Pokagon Properties, LLC and Filbert Land Development, LLC (the "Band Designee Guarantors") unconditionally guaranteed the full and punctual payment and performance by the Band of amounts advanced by Great Lakes under certain notes, namely, (i) the Lakes Development Note in the original principal amount of $43,000,000 dated as of July 8, 1999, as amended and restated by a First Amended and Restated Lakes Development Note dated as of October 16, 2000, a Second Amended and Restated Lakes Development Note dated as of December 22, 2004, and a Third Amended and Restated Lakes Development Note dated as of January 25, 2006 and (ii) the Non-Gaming Land Acquisition Line of Credit Agreement dated as of July 8, 1999, as amended and restated by a First Amended and Restated Non-Gaming Land Acquisition Line of Credit Agreement dated as of October 16, 2000, a Second Amended and Restated Non-Gaming Land Acquisition Line of Credit Agreement dated as of December 22, 2004, and a Third Amended and Restated Non-Gaming Land Acquisition Line of Credit Agreement dated as of January 25, 2006 (the "Band Designee Guaranteed Obligations"); and

      WHEREAS, the Band has the legal authority to conduct gaming operations pursuant to the Indian Gaming Regulatory Act (the "IGRA"), including Class II and Class III Gaming as defined in the IGRA; and

      WHEREAS, the Band has informed Great Lakes, Lakes and LG&R that it wishes to provide for the orderly management of the Band's gaming operations by chartering the Authority as a division of the Band's tribal government to conduct the Band's gaming operations, to own the assets of such gaming operations and to have segregated assets and liabilities from the rest of the Band's tribal government (the "Restructuring"); and

      WHEREAS, the Third Amended and Restated Agreements grant the Band the right to assign the Agreements and all rights and obligations thereunder to an instrumentality of the Band; and

      WHEREAS, in connection with such Restructuring and as part of the conveyance by the Band to the Authority of the assets of the Band's gaming operations as contemplated by such Restructuring, the Band wishes to assign its rights and obligations under the Agreements to the Authority under the terms and conditions set forth in this Assignment Agreement and has requested that Great Lakes, Lakes and LG&R consent to (i) the assignment of the Band's rights and obligations under the Agreements, and (ii) subject to Section 11 hereof, the release of the Band as primary obligor of the obligations under the Agreements; and


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

      WHEREAS, it is the intent of the parties that the Restructuring not affect or impair the rights and remedies of Great Lakes under the Agreements, other than as provided herein.

      WHEREAS, Great Lakes, Lakes and LG&R wish to consent to the Restructuring, but only on the terms and conditions set forth in this Assignment Agreement;

      NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Recitals True. The above recitals are true.

2. Defined Terms. Capitalized terms used but not otherwise defined herein and defined in the Third Amended and Restated Agreements shall have the same meaning herein as therein.

3. Assignment of the Band's Rights and Obligations Under the Agreements. The Band grants, bargains, sells, conveys, assigns and transfers to the Authority, without recourse, all of the Band's obligations and liabilities under, and all right, title and interest, legal and equitable, in, to and under, the Agreements (collectively, the "Band Obligations"); provided that the Band shall have certain continuing obligations under the Agreements as described in Section 11 hereof.

4. Assumption of Obligations. The Authority hereby accepts the assignment of all Band Obligations and hereby assumes and agrees to perform and discharge all of the obligations and liabilities of the Band arising under or relating to the Band Obligations in accordance with the terms thereof, as if the Authority had originally been a party thereto; provided that the Band shall also have certain continuing obligations under the Agreements as described in Section 11 hereof. Except as otherwise provided herein, the liabilities so assumed by the Authority include any obligations or liabilities of the Band which have accrued under the Band Obligations as of the date hereof, as well as those subsequently accruing. All references to the Band in the Band Obligations shall, except as provided in
Section 11 hereof, be deemed to refer to the Authority.

5. Liens and Security Interests. The Band and the Authority hereby acknowledge and agree that all mortgage liens, security interests, and collateral assignments granted by the Band in favor of Great Lakes (i) remain in full force and effect on the date hereof; (ii) continue to secure all of the obligations referenced therein, whether such remain obligations of the Band pursuant to
Section 11 hereof or are assumed by the Authority pursuant to this Assignment Agreement; and (iii) are binding upon the Authority as the transferee, in connection with the Restructuring, of the assets subject thereto. The Authority further acknowledges and agrees that, in accordance with the provisions of this Assignment Agreement, the Authority has become bound by the Agreements by which the Band granted such mortgage liens, security interests and collateral assignments, and that such Agreements accordingly are effective with respect to assets hereafter acquired by the Authority as a "new debtor" (as such term is defined in the Tribal UCC and the Uniform Commercial Code).

6. Consent of Great Lakes, Lakes and LG&R. Great Lakes, Lakes and LG&R each consent



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to the assignments and assumptions made under this Assignment Agreement, recognize the Authority as a substituted party under the Band Obligations and agree that the Authority shall be a party to such Band Obligations to the same extent as if the Authority had originally been a party thereto; without prejudice, however, to the Band's continuing obligations provided in Section 11 of this Assignment Agreement.

7. Ratification of Obligations.

      7.1 Lakes and LG&R (the "Guarantors") hereby acknowledge, affirm and confirm that (i) the obligations of Great Lakes under the Agreements, as amended and modified by this Assignment Agreement and any related documents which may be executed in connection herewith (the "Great Lakes Obligations"), constitute Guarantied Obligations, as such term is defined under the Guaranty, which remain in full force and effect, (ii) the Guarantors are liable for all such Guarantied Obligations in accordance with the terms of their Guaranty without offset, counterclaims or reduction of any kind or nature whatsoever, and (iii) the Guarantors shall execute and deliver such additional agreements, amendments and other documents as the Band or the Authority may require to confirm the foregoing and more fully effect the purposes of this Assignment Agreement.

      7.2 The Band Designee Guarantors hereby acknowledge, affirm and confirm that (i) the obligations of the Band which were guaranteed by the Band Designee Guarantors pursuant to the Band Designee Guarantees and which may be assigned to and assumed by the Authority pursuant to this Assignment Agreement and any related documents which may be executed in connection herewith (the "Band Designee Obligations"), constitute Guaranteed Obligations, as such term is defined under the Band Designee Guarantees, which remain in full force and effect, (ii) the Band Designee Guarantors are liable for all such Guaranteed Obligations in accordance with the terms of their Band Designee Guarantees without offset, counterclaims or reduction of any kind or nature whatsoever, and
(iii) the Band Designee Guarantors shall execute and deliver such additional agreements, amendments and other documents as Lakes and/or Great Lakes may require to confirm the foregoing and more fully effect the purposes of this Assignment Agreement.

8. Assignment of Security Interest in Account. The Band hereby assigns and transfers to the Authority its first perfected security interest in and to the Account (as defined in the Third Amended and Restated Control Agreement dated as of January 24, 2006 (the "Control Agreement")) and all cash, financial assets and investment property in the Account, and Great Lakes and Lakes confirm and reaffirm that the Account shall secure all obligations of Great Lakes and Lakes to the Authority, as assignee of the Band, in accordance with the terms of the Third Amended and Restated Pledge and Security Agreement, dated as of January 24, 2006, and the Control Agreement.

9. Assignment of Band Account. The Band hereby assigns and transfers to the Authority all rights of the Band in and to the Band Account (as defined in the Control Agreement) and all cash, financial assets and investment property in the Band Account.

10. Release of the Band. Great Lakes and Lakes release and forever discharge the Band of



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any and all liabilities or obligations under the Obligations except as specifically set forth in Section 11 hereof, and, except as so provided, agrees to look solely to the Authority for performance of all obligations of the Band under the Obligations.

11. Band's Continuing Obligations. Notwithstanding any other provision of this Assignment Agreement, the Band shall continue to have the benefit of, and be bound by, (a) Sections 10.2, 10.3, 11.2 (a), 11.2 (c), and ll.2(f),(g)and(h),
14.9, 14.10, 15.6, 15.11, 15.13 and 15.14 of the Third Amended and Restated
Development Agreement, and (b) Section 4.22 (as to the right to special audits),
Section 5.3 (as to the Band Working Capital Advances), Article 7, and Sections 9.1, 9.2, 10.2.1, 10.2.4, 10.2.5, 10.5, 13.12, 13.14, 18.4, 18.11, 18.15, and
18.19 of the Third Amended and Restated Management Agreement.

12. Arbitration; Limited Waiver of Sovereign Immunity. Any disputes under this Assignment Agreement shall be subject to arbitration as provided in Section 14.2 of the Third Amended and Restated Development Agreement and be resolved in the venues provided in Section 14.1 of the Third Amended and Restated Development Agreement. The Band's limited waiver of sovereign immunity in Section 14.1 of the Third Amended and Restated Development Agreement shall apply to this Assignment Agreement.

13. Covenants and Representations of Great Lakes

      a. This Assignment Agreement constitutes the legal, valid and binding obligation of Great Lakes, Lakes and LG&R, and is fully enforceable in accordance with its terms.

      b. The Great Lakes Obligations constitute the legal, valid and binding obligations of Great Lakes, and are fully enforceable in accordance with their terms.

      c. The Guaranty constitutes the legal, valid and binding obligation of Lakes and LG&R, and is fully enforceable in accordance with its terms.

      d. Neither the execution or delivery of this Assignment Agreement nor fulfillment of or compliance with the terms and provisions hereof, will conflict with, or result in a breach of the terms, conditions or provisions of, constitute a default under or, except as provided in the Agreements, result in the creation of any lien, charge or encumbrance upon any property or assets of Great Lakes under any agreement or instrument to which it is now a party or by which it is bound.

      e. The fulfillment of and compliance with the terms and provisions of the Great Lakes Obligations will not conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of Great Lakes under any agreement or instrument to which it is now a party or by which it is bound.

      f. The Authority has, and shall have until the termination of the Third Amended and Restated Pledge and Security Agreement in accordance with Section 15 thereof, a



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            first perfected security interest in the Account.

14. Covenants and Representations of the Band and the Authority

      a. This Assignment Agreement constitutes the legal, valid and binding obligation of the Band and the Authority, and is fully enforceable in accordance with its terms.

      b. All Band Obligations constitute the legal, valid and binding obligations of the Authority, and are fully enforceable in accordance with their terms, and the Band's continuing obligations arising out of or relating to the provisions identified in Section 11 shall also be the legal, valid and binding obligations of the Band, and remain fully enforceable in accordance with their terms.

      c. Neither the execution or delivery of this Assignment Agreement nor fulfillment of or compliance with the terms and provisions hereof, will conflict with, or result in a breach of the terms, conditions or provisions of, constitute a default under or result in the creation of any lien, charge or encumbrance upon any property or assets of the Band or the Authority under any agreement or instrument to which it is now a party or may in the future be bound.

      d. The fulfillment of and compliance with the terms and provisions of the Band Obligations will not conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Band or the Authority under any agreement or instrument to which either is now a party or by which either is bound (except as contemplated by the Agreements, as assumed by the Authority in accordance with the provisions of this Assignment Agreement).

      e. Pursuant to the Agreements as assumed by the Authority in accordance with the provisions of this Assignment Agreement, Great Lakes has a perfected security interest (i) in all personal property subject to a security interest under such Agreements that, as a consequence of the Restructuring, is now owned by the Authority, to the extent a security interest therein may be perfected by the filing of a financing statement under the Uniform Commercial Code, and (ii) subject to the filing of any financing statement required by the Uniform Commercial Code to be so filed against the Authority in the jurisdictions identified in the Tribal UCC, a perfected security interest in all such personal property hereafter acquired by the Authority to the extent a security interest therein may be perfected by the filing of a financing statement under the uniform Commercial Code.

15. Further Assurances. From time to time hereafter, Lakes, Great Lakes, LG&R, the Band and/or the Authority will execute and deliver, or will cause to be executed and delivered, such additional instruments, certificates or documents, and will take all such actions, as may reasonably be requested by the other party or parties, for the purpose of implementing or effectuating the provisions of this Assignment Agreement. Without limiting the generality of the foregoing, Great Lakes is hereby authorized to file one or more financing statements, and



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continuations thereof and amendments thereto, relative to the personal property in which a security interest has been granted pursuant to the Agreements, as assumed by the Authority in accordance with the provisions of this Assignment Agreement.

16. Governing Law; Severability. This Assignment Agreement shall be interpreted in accordance with the law of Michigan. Wherever possible each provision of this Assignment Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provisions of this Assignment Agreement shall be prohibited by, unenforceable or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, unenforceability or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Assignment Agreement.

17. Amendments, Assignments, Etc. Any provision of this Assignment Agreement may be amended if, but only if, such amendment is in writing and is signed by each of the parties hereto. No modification shall be implied from course of conduct.

18. Gender and Number; Counterparts. Whenever the context so requires the masculine gender shall include the feminine and/or neuter and the singular number shall include the plural, and conversely in each case. This Assignment Agreement may be executed in separate counterparts and said counterparts shall be deemed to constitute one binding document.

19. Notices. Great Lakes agrees that any notice or demand upon it shall be deemed to be sufficiently given or served if it is in writing and is personally served or in lieu of personal service is mailed by first class certified mail, postage prepaid, or be overnight mail or courier service, addressed to Great Lakes at the address of Lakes and with copies as set forth in Section 15.4 of the Third Amended and Restated Development Agreement. Notice to the Band and the Authority shall be given as provided in Section 15.4 of the Third Amended and Restated Development Agreement. Any notice or demand so mailed shall be deemed received on the date of actual receipt, on the third business day following mailing as herein set forth or one day following delivery to a courier service, whichever first occurs.

20. Arbitration; Limited Waiver of Sovereign Immunity. Any disputes under this Agreement shall be subject to arbitration as provided in Section 14.2 of the Third Amended and Restated Development Agreement; provided that any demand for arbitration shall be made within 30 days after a notice of default, denominated as such, is given under this Agreement. The Band's limited waiver of sovereign immunity in Sections 14.1 and 14.3 of the Third Amended and Restated Development Agreement shall apply to this Agreement; provided that the liability of the Band under any judgment shall always be Limited Recourse, and in no instance shall any enforcement of any kind whatsoever be allowed against any assets of the Band other than the limited assets of the Band specified in Section 14.3(h) of the Third Amended and Restated Development Agreement.

21. Ratification of Obligations. Great Lakes, the Band, and the Authority each ratify and confirm their respective obligations under the Agreements.

     IN WITNESS WHEREOF, the parties hereto have caused this Assignment and



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Assumption Agreement to be executed as of the day first above written.


                                  THE POKAGON BAND OF POTAWATOMI INDIANS


                                  By: /s/ John Miller
                                      ----------------------------------
                                      Its Council Chairman


                                  By: /s/ Judy Winchester
                                      ----------------------------------
                                      Its Secretary


                                  THE POKAGON GAMING AUTHORITY

                                  By: /s/ John Miller
                                      -----------------------------------------
                                      Its President and Chief Executive Officer


                                  GREAT LAKES GAMING
                                  OF MICHIGAN, LLC

                                  By: /s/ Timothy Cope
                                      -----------------------------------------
                                      Timothy J. Cope
                                      Its President and Chief Financial Officer


                                  LAKES ENTERTAINMENT, INC.,
                                  f/k/a Lakes Gaming, Inc.

                                  By: /s/ Timothy Cope
                                      -----------------------------------------
                                      Timothy J. Cope
                                      Its President and Chief Financial Officer


                                  LAKES GAMING AND RESORTS, LLC

                                  By: /s/ Timothy Cope
                                      -----------------------------------------
                                      Timothy J. Cope
                                      Its President and Chief Financial Officer




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                                  POKAGON PROPERTIES, LLC,
                                  a Delaware limited liability company


                                  By:     Pokagon Band of Potawatomi
                                          Indians
                                  Its:    Member


                                  By:     /s/ John Miller
                                          ----------------------------------
                                          John Miller
                                          Its Council Chairman


                                  By:     /s/ Judy Winchester
                                          ----------------------------------
                                          Judy Winchester
                                          Its Secretary


                                  FILBERT LAND DEVELOPMENT, LLC,
                                  an Indiana limited liability company

                                  By:     Pokagon Band of Potawatomi
                                          Indians
                                  Its:    Member


                                  By:     /s/ John Miller
                                          ----------------------------------
                                          John Miller
                                          Its Council Chairman


                                  By:     /s/ Judy Winchester
                                          ----------------------------------
                                          Judy Winchester
                                          Its Secretary




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                                   SCHEDULE A

                     TO ASSIGNMENT AND ASSUMPTION AGREEMENT

1.    Third Amended and Restated Development Agreement

2.    Third Amended and Restated Management Agreement

3.    Third Amended and Restated Lakes Development Note dated as of January 25,
      2006

4.    First Amended and Restated Lakes Facility Note dated as of January 25,
      2006

5.    Third Amended and Restated Transition Loan Note dated as of January 25,
      2006

6. Third Amended and Restated Non-Gaming Land Acquisition Line of Credit Agreement dated as of January 25, 2006

7. Third Amended and Restated Account Control Agreement dated as of January 25, 2006

8. Third Amended and Restated Pledge and Security Agreement dated as of January 25, 2006

9.    First Amended and Restated Security Agreement dated as of January 25, 2006

10. First Amended and Restated Lakes Working Capital Advance Note dated as of January 25, 2006

11. First Amended and Restated Lakes Minimum Payments Note dated as of January 25, 2006

12. Second Amended and Restated Assignment and Assumption Agreement dated as of January 25, 2006

13.   Second Amended and Restated Unlimited Guaranty dated as of January 25,
      2006

14.   Third Amended and Restated Indemnity Agreement dated as of January 25,
      2006



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